                             UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                               FORM 8-K

                            CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  April 22, 1996


      Mission Bay Super 8 Ltd., A California Limited Partnership
        (Exact Name of Registrant as specified in its charter)

    California                 33-9075-LA               33-0202890
 (State or other          (Commission File No.)      (I.R.S. Employer
 jurisdiction of                                    Identification No.)
 incorporation or
  organization)

3145 Sports Arena Blvd., San Diego, California              92110
   (Address of principal executive offices)               (Zip Code)

Registrant's telephone number:    (619) 226-1212


Item 2.  ACQUISITION OR DISPOSITION OF ASSETS

(a) On April 22, 1996, the Registrant sold all of its motel assets to Host Funding, Inc. for 252,049 shares of Class A Common Stock in Host Funding, Inc. The number of shares received is based on an initial exchange value of $10 per share. The shares will be distributed to the limited partners in a final liquidating distribution.

      Limited partners holding approximately 10% of the limited partnership interests perfected their rights as dissenting partners and will receive cash for their limited partnership interests. The total value of the transaction is approximately $2.8 million based on the initial exchange value of the common stock and the cash to be paid to dissenting partners.

      The sale of the motel and dissolution of the Registrant are pursuant to the Prospectus/Consent Solicitation Statement, included in the Host Funding, Inc. Registration Statement on Form S-4 (Commission File No. 33-60011), and approved by the limited partners in January 1996.

      Management plans to dissolve the Registrant as soon as is feasible following the distribution of the common stock. Any cash remaining after the payment of all liabilities, including the costs of administering the final liquidation and dissolution of the Registrant, will be distributed to the limited partners.





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Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

(b) The Registrant will have no significant assets or operations remaining after the sale. Any cash remaining after the payment of all liabilities, including the costs of administering the final liquidation and dissolution of the Registrant, will be distributed to the limited partners.

     Summarized pro forma balance sheet information for the Registrant before and after the sale is as follows:

                                               Effects of
                                 Before Sale      Sale      After Sale
                                 -----------   ----------   ----------
     Current assets              $  135,000    $   (35,000)   $100,000
     Investment property, net     2,730,000     (2,730,000)      -0-
     Other assets                    10,000        (10,000)      -0-
                                 ----------    -----------    --------

       Total assets              $2,875,000    $(2,775,000)   $100,000
                                 ----------    -----------    --------
                                 ----------    -----------    --------

     Liabilities                 $   50,000    $       -0-    $ 50,000
     Partners' capital            2,825,000     (2,775,000)     50,000
                                 ----------    -----------    --------
       Total liabilities and
        partners' capital        $2,875,000    $(2,775,000)   $100,000
                                 ----------    -----------    --------
                                 ----------    -----------    --------

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                              SIGNATURES


     In accordance with Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MISSION BAY SUPER 8 LTD.,
A California Limited Partnership

By:  GHG Hospitality, Inc.
     Corporate General Partner



By:  /s/ Stephen D. Burchett                         Date: May 3, 1996
     Stephen D. Burchett
     Vice President of GHG


     In accordance with the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:  GHG Hospitality, Inc.
     Corporate General Partner



By:  /s/ Stephen D. Burchett                         Date: May 3, 1996
     Stephen D. Burchett
     Vice President of GHG

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